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                                                                   Exhibit 10.39

                    AMENDMENT NO. 2 TO CONTRACT NO. L-90-5140
                                 BY AND BETWEEN
          THE METROPOLITAN GOVERNMENT OF NASHVILLE AND DAVIDSON COUNTY
                                       AND
             ENVIROTEST SYSTEMS CORP. (HAMILTON TEST SYSTEMS, INC.)


         This Amendment to Contract is made effective this 15TH day of February, 1994, by and between The Metropolitan Government of Nashville and Davidson County (hereinafter the "Metropolitan Government") and Envirotest Systems Corp. (hereinafter "Contractor"), the new corporate name for Hamilton Test Systems, Inc., a for-profit corporation, authorized to do business in the State of Tennessee, and having its principal office and place of business at 2002 North Forbes Boulevard, Tucson, Arizona 85745.

         WHEREAS, the parties hereto have entered into Contract No. L-90-5140 for operation of a vehicle inspection and maintenance program for light duty motor vehicles in Metropolitan Nashville and Davidson County; and,

         WHEREAS, Section 20 of said Contract provides that should changes in the inspection program be required by the Metropolitan Government, that the Contractor has the right to renegotiate the price to be charged for testing light duty motor vehicles; and,

         WHEREAS, the Environmental Protection Agency has adopted regulations mandating additional inspection procedures, commonly known as a three-point anti-tampering check; and,

         WHEREAS, the Metropolitan Board of Health has adopted amendments to its Regulation No. 8 to conform to the E.P.A. requirements; and,

         WHEREAS, the requirement for the three-point anti-tampering check will increase the cost to the Contractor; and,



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         WHEREAS, the Contractor has offered to extend this Contract for a length of time sufficient to allow it to recoup its added costs due to the three-point anti-tampering check instead of a price increase to the public; and,

         WHEREAS, the Metropolitan Government has calculated that at the current testing price it will take two (2) years and six months for Contractor to recoup the additional expense; and,

         WHEREAS, an amendment is allowed under Section 30 of the Contract; and,

         WHEREAS, in view of the public interest the parties have agreed to amend Section 24 of Contract No. 90-5140 to allow Contractor to extend the contract for two (2) years and six (6) months, in addition to the three (3) year extension already included in Section 24 thereof.

         NOW, THEREFORE, for good and valuable consideration, the parties agree to amend Contract No. L-90-5140 as follows:

         1. Section 24, entitled EXTENSION OF TERM is hereby amended by deleting the first sentence thereof and in its place substituting the following:

                  Should the Metropolitan Government decide to continue the program, the Contractor shall have the right of first refusal to extend this contract one (1) additional term of up to three (3) years, and upon the expiration of said additional term, a second additional term of up to two (2) years and six (6) months, so that the term of this Contract shall not extend past June 30, 2001, all of which shall be upon the same terms and conditions as herein set forth, except as otherwise stated in this Section.

         2. That the second paragraph of Section 24 be deleted in its entirety and the following substituted in its place:

                  The Metropolitan Government shall notify the Contractor in writing at least one hundred and eighty (180) days prior to the expiration of the initial term of this Contract, or any extension hereof, of its intent to continue of discontinue the program. The Contractor shall notify the Metropolitan Government in writing at least one hundred and fifty (150) days prior to the expiration of the initial term of this Contract, or an extension hereof, if it desires to

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         exercise its right of first refusal. Any actions of the Metropolitan
         County Council required to increase the then testing price, or extend the term of the Contract, shall be completed no later than sixty (60) days prior to the expiration of the initial term, or any extension hereof.

         All other terms and conditions of Contract No. L-90-5140 shall remain in full force and effect.

         This Amendment No. 2 should not take effect until approved by Resolution of the Metropolitan Council as provided in Section 24 of this Contract.

         WHEREFORE, in reliance upon the premises and representations made hereinabove, The Metropolitan Government of Nashville and Davidson County and Envirotest Systems Corp. hereby acknowledge and execute this Amendment No. 2 to Contract No. L-90-5140 effective on the date first stated above and as shown by the signatures of their authorized representatives hereinbelow.


THE METROPOLITAN GOVERNMENT OF               ENVIROTEST SYSTEMS CORP.:
NASHVILLE AND DAVIDSON COUNTY:


(ILLEGIBLE)                                  /S/ [GEORGE SIGHT]
           ---------------------------       -----------------------------------
Director of Health                           President & CEO


(ILLEGIBLE)
--------------------------------------
Chairman, Metropolitan Board of Health


APPROVED AS TO AVAILABILITY OF FUNDS:


(ILLEGIBLE)
--------------------------------------
Director of Finance


APPROVED AS TO LEGALITY OF FORM
AND COMPOSITION:


(ILLEGIBLE)
--------------------------------------

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APPROVED AS TO PURCHASING PROCEDURES:


(ILLEGIBLE)
--------------------------------------
Purchasing Agent


(ILLEGIBLE)
--------------------------------------
Metropolitan County Mayor


ATTEST:       (ILLEGIBLE)
       -------------------------------
              Metropolitan Clerk

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